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                                  EXHIBIT 23(a)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We consent to the incorporation by reference in this registration statement of Peoples Financial Corporation on Form S-8, of our report dated November 14, 2001, on Peoples Financial Corporation's consolidated financial statements appearing in the Annual Report on Form 10-KSB of Peoples Financial Corporation for the year ended September 30, 2001.


                                           /s/ Crowe, Chizek and Company LLP

Cleveland, Ohio
January 11, 2002









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